UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2011

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	33-2783-S	82-0404220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico 87507

_________________________

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (505) 438-2576

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.	Unregistered Sales of Equity Securities.

On April 8, 2011, the Company granted five Company employees an aggregate of 20,000,000 shares of Company common stock, subject to restrictions (the “Restricted Stock”), pursuant to the Company’s 2011 Equity Incentive Plan.

On that same date, the Company granted an aggregate of 3,625,000 shares of Restricted Stock to one consultant and two professionals for services rendered to the Company.

The Company issued the foregoing shares pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2011	SIGMA LABS, INC.

	By:	/s/ Mark Cola
Name: Mark Cola
Title: President